CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2019
CONSOLIDATED STATEMENTS OF CASH FLOWS
Cash and cash equivalents	$ 1,938,689	$ 981,434
Restricted cash - current	999,933	978,116
Restricted cash - non-current	7,810	9,953
Total cash and cash equivalents, and restricted cash shown in the statements of cash flows	$ 2,946,432	$ 1,969,503	$ 1,434,282	$ 1,639,715